UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under § 240.14a-12

PLx Pharma Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Persons(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PLX PHARMA INC.
9 Fishers Lane, Suite E
Sparta, New Jersey 07871

September 29, 2022

Dear Stockholders:

It is our pleasure to invite you to the 2022 Annual Meeting of Stockholders of PLx Pharma Inc., which will be held on Tuesday, November 8, 2022, at 9:00 a.m., Eastern Time. Like prior years, our 2022 Annual Meeting of Stockholders will be held in a virtual meeting format only. Stockholders who held shares as of the record date may attend, vote and submit questions during the meeting by logging in at https://agm.issuerdirect.com/plxp on the date and time provided above. You may also attend the annual meeting by proxy. We have designed the format of the annual meeting to ensure that you are afforded the same rights and opportunities to participate as you would at an in-person meeting, using online tools to ensure your access and participation.

We are using the Internet as our primary means of furnishing the proxy materials to our stockholders. This process expedites the delivery of proxy materials, ensures materials remain easily accessible to stockholders, and allows stockholders to receive clear instructions for receiving materials and voting. We are mailing the Notice of Internet Availability of Proxy Materials to stockholders on or about September 29, 2022. The proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2021 are available at https://plxpharma.com.

The Notice of Internet Availability of Proxy Materials contains instructions for our stockholders’ use of this process, including how to access or receive copies of our proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2021 and how to vote by Internet or mail. To the extent you receive a proxy card, such proxy card will also contain instructions on how to vote, including the option to vote by telephone or the Internet (if available).

We describe in detail the actions we expect to take at the annual meeting in the accompanying Notice of Annual Meeting of Stockholders and proxy statement.

Your vote is important. Whether or not you plan to attend the virtual annual meeting, please submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the Notice of Internet Availability of Proxy Materials or promptly sign, date and return the proxy card or voting instruction card in the postage-paid envelope (which will be provided to those stockholders who request to receive paper copies of these materials by mail).

Thank you for your ongoing support of and continued interest in PLx Pharma Inc.

Sincerely,
/s/ Michael J. Valentino
Michael J. Valentino
Executive Chairman of the Board

PLX PHARMA INC.
9 Fishers Lane, Suite E
Sparta, New Jersey 07871

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON NOVEMBER 8, 2022

Notice is hereby given that the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of PLx Pharma Inc. (the “Company”) will be held on Tuesday, November 8, 2022, at 9:00 a.m., Eastern Time. Like prior years, our Annual Meeting will be held in a virtual meeting format only. Stockholders who held shares as of the record date may attend, vote and submit questions during the Annual Meeting by logging in at https://agm.issuerdirect.com/plxp on the date and time provided above. You may also attend the Annual Meeting by proxy. We have designed the format of the Annual Meeting to ensure that you are afforded the same rights and opportunities to participate as you would at an in-person meeting, using online tools to ensure your access and participation.

We have scheduled the Annual Meeting for the following purposes, as more fully described in the accompanying proxy statement:

1.	to elect each of Gary S. Balkema, Kirk Calhoun, Robert Casale, John W. Hadden II, Michael J. Valentino and Natasha Giordano, to serve as directors until the Company’s 2023 Annual Meeting of Stockholders and until their successors are duly elected and qualify;
2.	to consider an advisory vote on the compensation of our named executive officers as disclosed in the proxy statement;
3.	to ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022; and
4.	to transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The accompanying proxy statement sets forth additional information regarding the Annual Meeting and provides you with detailed information regarding the business to be considered at the Annual Meeting. We encourage you to read the proxy statement carefully and in its entirety.

Only stockholders of record at the close of business on September 19, 2022 are entitled to notice of, and to vote at, the Annual Meeting. This Notice of Annual Meeting of Stockholders is first being mailed to stockholders on or about September 29, 2022.

For a period of at least ten (10) days prior to the virtual Annual Meeting, a complete list of the stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for any purpose germane to the meeting during ordinary business hours at the address of the Company’s executive offices noted above.

Your vote is extremely important, regardless of the number of shares you own. Whether or not you plan to attend the Annual Meeting virtually, we ask that you submit your proxy by telephone or over the Internet (if those options are available to you) or promptly sign, date and return the proxy card or voting instruction card in the postage-paid envelope (which will be provided to those stockholders who request to receive paper copies of these materials by mail).

By order of the Board of Directors,
/s/ Michael J. Valentino
September 29, 2022	Michael J. Valentino
Sparta, New Jersey	Executive Chairman of the Board

Important Notice Regarding the Availability of Proxy Materials for the PLx Pharma Inc.
2022 Annual Meeting of Stockholders to be Held on November 8, 2022

The Proxy Statement, our form of proxy card, and our Annual Report on Form 10-K, as amended, for the fiscal year ended December 31, 2021 are available in the Investor Relations section of our website at https://ir.plxpharma.com.

PLX PHARMA INC.

PROXY STATEMENT

PLx Pharma Inc., a Delaware corporation (the “Company,” “we,” “us” or “our”), furnishes this proxy statement (“Proxy Statement”) in connection with the solicitation of proxies by our board of directors (the “Board” or “Board of Directors”) for use at the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) which will be held on Tuesday, November 8, 2022 at 9:00 a.m., Eastern Time, and any adjournments thereof. Like prior years, our Annual Meeting will be held in a virtual meeting format only. Stockholders who held shares as of the record date may attend, vote and submit questions during the Annual Meeting by logging in at https://agm.issuerdirect.com/plxp on the date and time provided above. You may also attend the Annual Meeting by proxy. We have designed the format of the Annual Meeting to ensure that you are afforded the same rights and opportunities to participate as you would at an in-person meeting, using online tools to ensure your access and participation.

We are furnishing proxy materials, which include this Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2021, as amended (the “2021 Form 10-K”), to our stockholders over the Internet, and providing a Notice of Internet Availability of Proxy Materials (the “Notice”) by mail. We believe that this e-proxy process expedites stockholders’ receipt of proxy materials, including our proxy statement and 2021 Form 10-K, while lowering the costs and reducing the environmental impact of our Annual Meeting. The Notice is first being mailed to stockholders of the Company on or about September 29, 2022, in connection with the solicitation of proxies for the Annual Meeting. The Board of Directors has fixed the close of business on September 19, 2022 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. Only holders of Common Stock, par value $0.001 per share, of the Company (the “Common Stock”) of record at the close of business on September 19, 2022 will be entitled to notice of, and to vote at, the Annual Meeting.

You will not receive a printed copy of the proxy materials unless you request to receive these materials in hard copy by following the instructions provided in the Notice. Instead, the Notice will instruct you how you may access and review all of the important information contained in the proxy materials. The Notice also instructs you how you may submit your proxy via the Internet or mail. To the extent you receive a proxy card, such proxy card will contain instructions on how you may also vote by telephone (in addition to voting by Internet or mail) if that option is available to you. If you received a Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the Notice.

Questions and Answers about
the Proxy Materials and the Annual Meeting

Q:	Why did I receive the Notice?
A:	The Board is soliciting your proxy to vote at the Annual Meeting because you were a stockholder at the close of business on September 19, 2022, the record date, and are entitled to vote at the Annual Meeting.

This Proxy Statement summarizes the information you need to know to vote at the Annual Meeting. You do not need to virtually attend the Annual Meeting to vote your shares.

Q:	What information is contained in this Proxy Statement?
A:	The information in this Proxy Statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the Board and its committees, the compensation of directors and certain executive officers, and certain other required information.
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Q:	What should I do if I receive more than one set of voting materials?
A:	You may receive more than one set of voting materials, including multiple copies of the Notice and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive.
Q:	How may I obtain a set of proxy materials?
A:	You will not receive a printed copy of the proxy materials unless you request to receive these materials in hard copy by following the instructions below. Instead, the Notice will instruct you how you may access and review all of the important information contained in the proxy materials. The Notice also instructs you how you may submit your proxy via the Internet or mail. To the extent you receive a proxy card, such proxy card will also contain instructions on how you may also vote by telephone (in addition to voting by Internet or mail) if that option is available to you.

All stockholders may write to us at the following address to request a hard copy of these materials:

PLx Pharma Inc.
9 Fishers Lane, Suite E
Sparta, New Jersey 07871
Attention: Janet Barth, VP Investor Relations & Corporate Communications
E-mail: jbarth@plxpharma.com or IR@plxpharma.com

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If your shares are registered directly in your name with our transfer agent, VStock Transfer, LLC, you are considered, with respect to those shares, the “stockholder of record.” If you are a stockholder of record, the Notice has been sent directly to you by the Company.

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in street name. If you own shares held in street name, the Notice has been forwarded to you by your broker, bank or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or nominee how to vote your shares pursuant to the instructions in the mailing or by following their instructions for voting by telephone or the Internet, if the broker, bank or nominee offers these alternatives. Since a beneficial owner is not the stockholder of record, you may not vote these shares virtually at the Annual Meeting unless you obtain a “legal proxy” from the broker, bank or nominee that holds your shares, giving you the right to vote the shares at the Annual Meeting. Once you have received a legal proxy from your broker, bank or nominee, it should be emailed to proxy@investor-com.com and should be labeled “Legal Proxy” in the subject line. Please include proof from your broker, bank or nominee of your legal proxy (e.g., a forwarded email from your broker, bank or other agent with your legal proxy attached, or an image of your legal proxy attached to your email). Requests for registration must be received by proxy@investor-com.com no later than 5:00 p.m. Eastern Time, on November 7, 2022.

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Q:	What am I voting on at the Annual Meeting?
A:	You are voting on the following proposals:
•	to elect each of Gary S. Balkema, Kirk Calhoun, Robert Casale, John W. Hadden II, Michael J. Valentino and Natasha Giordano to serve as directors until the Company’s 2023 Annual Meeting of Stockholders and until their successors are duly elected and qualify;
•	to consider an advisory vote on the compensation of our named executive officers as disclosed in this Proxy Statement;
•	to ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022; and
•	to transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The Board recommends a vote “FOR” the election of each of its nominees to the Board; “FOR” the approval, on an advisory basis, of the compensation of our named executive officers as disclosed in this Proxy Statement; and “FOR” the ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

Q:	How do I vote?
A:	You may vote using any of the following methods:
•	With your proxy card or voting instruction card. If you received a proxy card or voting instruction card, you may complete, sign and date the card and return it in the prepaid envelope.
•	By telephone or the Internet (if available). If you own shares held in street name, you will receive voting instructions from your bank, broker or other nominee and may vote by telephone or on the Internet if they offer that alternative. Stockholders of record will not be able to vote by telephone or on the Internet.
•	Virtually at the Annual Meeting. All stockholders may vote virtually at the Annual Meeting. Stockholders who attend the virtual Annual Meeting should follow the instructions at https://agm.issuerdirect.com/plxp to vote or submit questions during the Annual Meeting. Voting online during the Annual Meeting will replace any previous votes, and the online polls will close at 9:05 a.m. Eastern Time on November 8, 2022. You may also be represented by another person at the Annual Meeting virtually by executing a proper proxy designating that person. If you own shares held in street name, you must obtain a legal proxy from your bank, broker or other nominee and present it to the inspector of election by e-mail at proxy@investor-com.com or fax at (203) 621-3333 with your ballot when you vote at the Annual Meeting.
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Q:	If I beneficially own shares of Common Stock, can my broker, bank or other nominee vote my shares without my instructions?

If you do not give instructions to your broker, bank or other nominee, they can still vote your shares with respect to certain “discretionary” items, but they cannot vote your shares with respect to certain “non-discretionary” items. Other than the proposal regarding the ratification of our auditors, each of the proposals included in this Proxy Statement is a “non-discretionary” item. Any shares for which you do not provide instructions to your brokerage firm regarding how to vote for such proposal will be counted as “broker non-votes.” Broker non-votes are shares which are held in street name by a broker, bank or other nominee which indicates on its proxy that it does not have or did not exercise discretionary authority to vote on a particular matter. In tabulating the voting results, shares that constitute broker non-votes will have no effect on the outcome of any matter being voted on at the Annual Meeting, assuming that a quorum is present. The approval of Proposal No. 3 (Ratification of Appointment of Independent Auditor) is a routine proposal on which a broker or other nominee is generally empowered to vote in the absence of voting instructions from the beneficial owner, so broker non-votes are unlikely to result from such proposal.

Please provide voting instructions to your broker, bank or other nominee regarding all proposals so that your vote can be counted.

Q:	What can I do if I change my mind after I vote my shares?
A:	If you are a stockholder of record, you may revoke your proxy at any time before it is voted at the Annual Meeting by:
•	sending written notice of revocation to our Corporate Secretary;
•	submitting a new, proper proxy dated later than the date of the revoked proxy; or
•	attending the Annual Meeting and voting virtually.

If you beneficially own shares held in street name, you may submit new voting instructions by contacting your broker, bank or other nominee. You may also vote via the Internet at the Annual Meeting if you obtain a legal proxy as described above. Virtual attendance at the Annual Meeting will not, by itself, revoke a proxy.

Q:	What if I return a signed proxy card, but do not vote for some of the matters listed on the proxy card?
A:	If you return a signed proxy card without indicating your vote, your shares will be voted in accordance with the Board’s recommendations as follows: “FOR” the election of each of its nominees to the Board; “FOR” the approval, on an advisory basis, of the compensation of our named executive officers as disclosed in this Proxy Statement; and “FOR” the ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.
Q:	Can my shares be voted if I do not return my proxy card or voting instruction card and do not attend the Annual Meeting?
A:	If you do not vote your shares held of record (registered directly in your name, not in the name of a bank or broker), your shares will not be voted.

If you do not vote your shares held in street name with a broker, your broker will not be authorized to vote on any proposal, other than the proposal regarding the ratification of our auditors. If your broker returns a valid proxy but is not able to vote your shares, they will constitute “broker non-votes,” which are counted for the purpose of determining the presence of a quorum, but otherwise do not affect the outcome of any matter being voted on at the Annual Meeting.

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Q:	What are the voting requirements with respect to each of the proposals?
A:	For Proposal No. 1 (Election of Directors), each director nominee shall be elected by the majority of the votes cast (which includes votes withheld) with respect to that nominee’s election (meaning the number of shares voted “FOR” a nominee must exceed the number of shares voted “AGAINST” such nominee). Abstentions will have the effect of a vote “AGAINST” such proposal and broker non-votes are not considered votes cast for the foregoing purpose and will have no effect on the election of nominees.

Proposal No. 2 (Advisory Vote on Executive Compensation) requires the affirmative (“FOR”) vote of the majority of the votes cast. Abstentions are not considered votes cast and will have no effect on the outcome of the vote for this proposal.

Proposal No. 3 (Ratification of Appointment of Independent Auditors) requires the affirmative (“FOR”) vote of the majority of the votes cast. Abstentions are not considered votes cast and will have no effect on the outcome of the vote for this proposal. Brokers are entitled to vote on the ratification of the auditors.

Q:	How many votes do I have?
A:	You are entitled to one vote for each share of our Common Stock that you hold. As of September 19, 2022, the record date, there were 29,137,692 shares of Common Stock outstanding.
Q:	Is cumulative voting permitted for the election of directors?
A:	We do not use cumulative voting for the election of directors.
Q:	What happens if a nominee for director does not stand for election?
A:	If for any reason any nominee does not stand for election, any proxies we receive will be voted in favor of the remaining nominees and may be voted for a substitute nominee in place of the nominee who does not stand. We have no reason to expect that any of the nominees will not stand for election.
Q:	What happens if additional matters are presented at the Annual Meeting?
A:	Other than the three items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxy holders, Natasha Giordano and Rita M. O’Connor, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting.
Q:	How many shares must be present or represented to conduct business at the Annual Meeting?
A:	A quorum will be present if at least a majority of the outstanding shares of our Common Stock entitled to vote at the Annual Meeting, totaling 14,568,847 shares, is represented at the Annual Meeting, by proxy. Virtual attendance at the Annual Meeting constitutes presence in person for purposes of quorum at the Annual Meeting.

Both abstentions and broker non-votes (described above) are counted for the purpose of determining the presence of a quorum.

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Q:	Where will the Annual Meeting be held?
A:	Like prior years, our Annual Meeting will be held in a virtual meeting format only. Stockholders who held shares as of the record date may attend, vote and submit questions during the meeting by logging in at https://agm.issuerdirect.com/plxp on the date and time provided in this proxy statement.
Q:	How can I attend the virtual Annual Meeting?
A:	You may attend the virtual Annual Meeting only if you were a stockholder of the Company as of the close of business on September 19, 2022, the record date, or if you hold a valid proxy for the Annual Meeting. To attend and participate in the Annual Meeting, stockholders of record will need to use their control number provided upon registration to log into https://agm.issuerdirect.com/plxp; beneficial owners will also need to use their control number provided upon registration to attend the virtual Annual Meeting. Instructions should also be provided on the voting instruction card provided by their broker, bank or other nominee.

The Annual Meeting will begin promptly on Tuesday, November 8, 2022, at 9:00 a.m., Eastern Time. We encourage you to access the Annual Meeting prior to the start time. You should allow adequate time for online check-in, which will begin at 8:45 a.m., Eastern Time.

Q:	What is the deadline for voting my shares?
A:	If you hold shares as a stockholder of record, we must receive your vote by proxy before the polls close at the Annual Meeting, except that proxies submitted via the Internet or telephone must be received by 11:59 p.m., Eastern Time, on Monday, November 7, 2022.

If you hold shares in street name, please follow the voting instructions provided by your broker, bank or other nominee. You may vote these shares virtually at the Annual Meeting only if at the Annual Meeting you provide a legal proxy obtained from your broker, bank or other nominee.

Q:	Is my vote confidential?
A:	Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties except (i) as necessary to meet applicable legal requirements, (ii) to allow for the tabulation of votes and certification of the vote and (iii) to facilitate a successful proxy solicitation. Occasionally, stockholders provide written comments on their proxy card, which we then forward to our management.
Q:	How are votes counted?
A:	For Proposal No. 1 (Election of Directors), you may vote “FOR” any or all nominees or your vote may be “WITHHELD” with respect to any or all nominees. For Proposals No. 2 and 3, you may vote “FOR,” “AGAINST” or “ABSTAIN.” With regard to the outcome of voting, an abstention will have no effect on the outcome of any matter being voted on at the Annual Meeting, other than Proposal No. 1 (Election of Directors).
Q:	Where can I find the voting results of the Annual Meeting?
A:	We intend to announce preliminary voting results at the Annual Meeting and publish final voting results in a Current Report on Form 8-K to be filed with the Securities and Exchange Commission (“SEC”) within four business days after the Annual Meeting.
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Q:	Who will bear the cost of soliciting votes for the Annual Meeting?
A:	The Company is making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. We have retained InvestorCom LLC, at 19 Old Kings Highway S., Suite 210, Darien, CT 06820, to act as a proxy solicitor in connection with the Annual Meeting at a cost of $5,000 plus reasonable out-of-pocket expenses. If you have questions about the Annual Meeting, please call InvestorCom at (203) 972-9300 or toll free at (877) 972-0090, or email them at info@investor-com.com. In addition to the mailing of the Notice, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities. Upon request, we will also reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy and solicitation materials to stockholders.
Q:	How can I obtain the Company’s corporate governance information?
A:	The following information is available in print to any stockholder who requests it:
•	The Certificate of Incorporation, as amended
•	The Amended and Restated Bylaws of the Company (the “Bylaws”)
•	The charters of the following committees of the Board: the Audit Committee, the Nominating and Governance Committee and the Compensation Committee
•	The Code of Business Conduct and Ethics
Q:	How may I obtain the 2021 Form 10-K and other financial information?
A:	Stockholders may request a free copy of the 2021 Form 10-K and other financial information by contacting us at:

PLx Pharma Inc.
9 Fishers Lane, Suite E
Sparta, New Jersey 07871
Attention: Janet Barth, VP Investor Relations & Corporate Communications
E-mail: jbarth@plxpharma.com or IR@plxpharma.com

Alternatively, current and prospective investors can access the 2021 Form 10-K in the Investor Relations section of our website at https://ir.plxpharma.com. We will also furnish any exhibit to the 2021 Form 10-K if specifically requested. Our SEC filings are also available free of charge at the SEC’s website, www.sec.gov, and in the Investor Relations section of our website, https://ir.plxpharma.com.

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Q:	Do I have Dissenters’ Rights of Appraisal?
A:	The Company’s stockholders do not have appraisal rights under Delaware law or under the governing documents of the Company with respect to the matters to be voted upon at the Annual Meeting.
Q:	What if I have questions for the Company’s transfer agent?
A:	Please contact our transfer agent at the telephone number or address listed below with any questions concerning stock certificates, transfer of ownership or other matters pertaining to your stock account.

VStock Transfer, LLC
Mail Address: 18 Lafayette Place, Woodmere, NY 11598
Overnight Delivery Address: 18 Lafayette Place, Woodmere, NY 11598
Toll free for US and Canada: (855) 9VSTOCK
Outside of US and Canada: (212) 828-8436

Q:	Who can help answer my questions?
A:	If you have any questions about the Annual Meeting or how to vote or revoke your proxy, please contact InvestorCom at:

InvestorCom LLC
19 Old Kings Highway S., Suite 210
Darien, CT 06820
Telephone: (203) 972-9300 or Toll Free (877) 972-0090
Fax: (203) 621-3333
E-mail: info@investor-com.com

You also can contact us at:

PLx Pharma Inc.
9 Fishers Lane, Suite E
Sparta, New Jersey 07871
Attention: Janet Barth, VP Investor Relations & Corporate Communications
Telephone: (973) 409-6542

E-mail: jbarth@plxpharma.com or IR@plxpharma.com

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Proposal No. 1: Election of Directors

There are six (6) nominees for election to the Board at the Annual Meeting: Gary S. Balkema, Kirk Calhoun, Robert Casale, John W. Hadden II, Michael J. Valentino and Natasha Giordano. All of our director nominees currently serve as directors of the Company.

Pursuant to the Company’s Amended and Restated Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock (the “Series A Certificate of Designation”), the holders of the Company’s Series A Convertible Preferred Stock, par value $0.001 per share (the “Series A Preferred Stock”), have the right, voting separately as a class, to elect one (1) director to the Board of Directors, for so long as Park West Asset Management LLC (“PWAM”) and its affiliates hold at least twenty-five percent (25%) of the issued and outstanding Series A Preferred Stock. Pursuant to the Company’s Certificate of Designations, Preferences and Rights of Series B Convertible Preferred Stock (the “Series B Certificate of Designation”), the holders of the Company’s Series B Convertible Preferred Stock, par value $0.001 per share (the “Series B Preferred Stock”), have the right, voting separately as a class, to elect one (1) director to the Board of Directors (the “Series B Director”), for so long as PWAM and its affiliates hold at least twenty-five percent (25%) of the issued and outstanding Series B Preferred Stock. However, for so long as PWAM has the right to elect a member of the Board under the Series A Certificate of Designation (the “Series A Director”), the Series B Director shall be the same individual as the Series A Director. The holders of a majority of the outstanding Series A Preferred Stock have, as of the date of this Proxy Statement, elected Anthony Bartsh as the Series A Director.

Each director is elected annually to serve until our next annual meeting of stockholders and until his or her successor is duly elected and qualifies. Except where authority to vote for directors has been withheld, it is intended that the proxies received pursuant to this solicitation will be voted “FOR” the nominees named below. If for any reason any nominee does not stand for election, such proxies will be voted in favor of the remainder of those named and may be voted for substitute nominees in place of those who do not stand. Management has no reason to expect that any of the nominees will not stand for election.

The following table and paragraphs set forth information regarding our current directors and nominees for election to the Board, including the business experience for the past five years (and, in some instances, for prior years) of each of our directors and director nominees and the experiences and skills that led to the conclusion that the nominees should serve as directors.

Name	Age	Position
Michael J. Valentino	68	Executive Chairman and Director
Natasha Giordano	62	President, Chief Executive Officer and Director
Gary S. Balkema	67	Director
Anthony Bartsh	43	Director
Kirk Calhoun	78	Director
Robert Casale	63	Director
John W. Hadden II	52	Director

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Michael J. Valentino.  Mr. Valentino has served as Executive Chairman of the Board since July 2011 and brings over 40 years of experience in the healthcare industry, including a broad range of critical leadership positions at both major pharmaceutical companies and venture backed start-ups. In June 2003, Mr. Valentino successfully built start-up Adams Respiratory Therapeutics into a fully integrated specialty pharmaceutical company with more than $490 million in annual revenue and leading OTC brands such as Mucinex® and Delsym®. Under his leadership, Adams completed its initial public offering in July 2005, which was ranked by The Wall Street Journal as the No. 1 Health Care IPO in 2005, and in December 2007, the Company entered into a definitive agreement under which it would be acquired by Reckitt Benckiser, a world leader in household cleaning, health and personal care, for approximately $2.3 billion. Previously, Mr. Valentino was President and Chief Operating Officer at Alpharma, a leading global generic pharmaceutical company. Prior to joining Alpharma, he served as Executive Vice President, Global Head Consumer Pharmaceuticals for Novartis AG. He earlier served as President and Chief Operating Officer of Novartis Consumer Healthcare, North America. Mr. Valentino was also President of Pharmacia & Upjohn’s Consumer Products Division. Throughout his career, Mr. Valentino has been at the forefront of seven major prescription to OTC switches including such well known consumer brands as Benadryl®, Rogaine Extra Strength®, Motrin Jr.®, Nasalcrom®, Lamisil®, Voltaren (EU) and Mucinex®. He currently serves as a Board Member of Assisted4Living Inc. (ASSF: OTC), a post acute provider of healthcare from birth through end of life. Mr. Valentino has also served as Chairman of the Consumer Healthcare Products Association. We believe Mr. Valentino is qualified to serve as a director due to his extensive experience in sales, marketing, general management and knowledge of the consumer products and pharmaceutical industries.

Natasha Giordano.  Ms. Giordano is our President, Chief Executive Officer and director since January 2016. She brings over 25 years of extensive experience in healthcare, including senior leadership positions and board director roles spanning across several pharmaceutical companies and sales and marketing service providers. Ms. Giordano serves as board director for Matinas BioPharma since September 2020, and previously served as a member of the Board of Directors of Aceto Corporation from December 2011 through October 2019. Ms. Giordano served as the Chief Executive Officer of ClearPoint Learning, Inc., a position she held from May 2015 through November 2015. She also served as a member of the Board of Directors of ClearPoint from December 2009 through November 2015. Previously, Ms. Giordano served as the Chief Executive Officer of Healthcare Corporation of America, from January 2014 through August 2014. From June 2009 to August 2012, Ms. Giordano served as Chief Operating Officer and then as Chief Executive Officer, President and as a member of the Board of Directors of Xanodyne Pharmaceuticals, Inc., a branded specialty pharmaceutical company with development and commercial capabilities focused on pain management and women’s health. Prior to that, she served as President, Americas for Cegedim Dendrite (formerly Dendrite International Inc.) from 2007 to 2008 and as Senior Vice President of the Global Customer Business Unit of Cegedim Dendrite from 2004 to 2007. She had been with Cegedim Dendrite since 2000 and served as Group President for the Global Business Unit for major customers, and Vice President of Global Sales. Earlier in her career, she worked nine years with Parke-Davis/Warner Lambert, then Pfizer, in several sales and marketing positions including Strategic Alliance Management and Sales Integration. Ms. Giordano holds a Bachelor of Science degree in nursing from Wagner College. We believe Ms. Giordano is qualified to serve as a director due to her extensive experience in commercialization, general management and knowledge of the pharmaceutical and health care industries.

Kirk Calhoun.  Mr. Calhoun has a background in auditing and accounting, and has served as a director and as chair of the Company’s audit committee since February 2016. Mr. Calhoun joined Ernst & Young LLP, a public accounting firm, in 1965 and served as a partner of the firm from 1975 until his retirement in 2002. Mr. Calhoun currently serves as a member of the Board of Directors, as a member of the Compensation Committee and as Chair of the Audit Committee of NantHealth, Inc. and Ryerson Holding Corporation and previously served Great Basin Scientific, Inc., in the same capacities through 2017. Mr. Calhoun previously served on the boards and audit committees of six other public companies in the life sciences industry, including Abraxis Bioscience, Inc., Myogen, Inc., and Adams Respiratory Therapeutics, Inc. Mr. Calhoun also currently serves on the boards of three private companies in the life sciences industry. Mr. Calhoun received a B.S. in Accounting from the University of Southern California. We believe Mr. Calhoun is qualified to serve as a director due to his significant financial expertise and experience, particularly in the pharmaceutical industry.

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Gary S. Balkema.  Mr. Balkema has served as a director of the Company since February 2016. Mr. Balkema most recently served as the President of Bayer Healthcare LLC and Worldwide Consumer Care Division, retiring in 2011. He joined Bayer in 1995 as President of the U.S. Consumer Care Division to merge two OTC drug businesses and repositioned Bayer Aspirin following a ten-year decline into a growing business and assumed additional responsibilities over time culminating in leading their worldwide OTC business. Prior to Bayer, Mr. Balkema was Vice President and General Manager responsible for American Cyanamid Co.’s Lederle Consumer Health Division responsible for their OTC drug business. He joined American Cyanamid Co. in 1977 assuming increasing roles of responsibility over time. Mr. Balkema has served in the leadership of the key consumer products industry associations including Chairman of the Consumer Healthcare Products Association, Chairman of the World Self Medication Industry and on the leadership council for the National Association of Chain Drug Stores. We believe Mr. Balkema is qualified to serve as a director due to his experience in sales, marketing and management in both the consumer product and pharmaceutical industries.

Anthony Bartsh. Mr. Bartsh has served as a director of the Company since March 2019. Mr. Bartsh is a portfolio manager and partner at PWAM, a multi-billion dollar hedge fund based in the San Francisco Bay Area, since November 2011. Prior to PWAM, Mr. Bartsh was an investment analyst at Emrose Capital and Crosslink Capital. He graduated from the University of Notre Dame with a B.B.A. in Finance and Accounting. Mr. Bartsh was elected as a director by the holders of the outstanding Series A Preferred Stock. We believe Mr. Bartsh is qualified to serve as a director due to his financial and investment expertise and experience.

Robert Casale.  Mr. Casale has served as a director of the Company since February 2016. Mr. Casale has over 30 years of healthcare experience. Mr. Casale is also the Chief Strategic Officer of Fresh Branding Group, a boutique advertising agency. Since July 2013, Mr. Casale has been an independent consultant specializing in consumer healthcare and pharmaceutical marketing, strategic planning and business development. He was the Co-founder and Chief Executive Officer of Scerene Healthcare, a company dedicated to marketing pure and efficacious anti-aging skin care and feminine hygiene products, from February 2009 to June 2012 when the assets were sold to Enaltus. Prior to Scerene, Mr. Casale was the Chief Operating Officer of Adams Respiratory Therapeutics. He joined Adams in 2004 as Vice President, Marketing and Business Development and was named Chief Operating Officer in 2006. In addition to developing the award winning Mr. Mucus advertising campaign, he led the diversification of the Adams’ portfolio of products by launching Mucinex D and DM, Mucinex for Children, Mucinex Nasal Spray. He also led the acquisition of the Delsym brand, which nearly doubled in sales after two years at Adams. Mr. Casale began his career in 1983 at a Wall Street law firm and joined the legal division of Warner Lambert in 1986. In 1993, he was appointed Warner-Lambert’s Vice President of Marketing for the company’s upper respiratory and gastrointestinal (“GI”) consumer products and oversaw several brands, including Benadryl, Sudafed, Zantac 75 and Rolaids. He also served as a global vice president for Warner-Lambert’s GI and skin care businesses. Following Warner-Lambert’s acquisition by Pfizer Inc., he served as Vice President, Strategic Planning and Business Development for Pfizer’s Consumer Healthcare Division. He was Chairman of Topaz Pharmaceuticals, which was sold to Sanofi Aventis in 2011, was on the Board of Directors of NextWave Pharmaceuticals, which was sold to Pfizer in 2012 and was on the Board of Directors of Insight Pharmaceuticals, which was sold to Prestige Brands in 2014. We believe Mr. Casale is qualified to serve as a director due to his significant marketing and management experience in the consumer products and pharmaceutical industries.

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John W. Hadden II.  Mr. Hadden has served as a director of the Company since February 2016. Mr. Hadden is CEO and co-founder of ViroCell Biologics, an innovation-driven CDMO focused on manufacturing viral vectors and gene-modified cells for clients developing cell and gene-therapies, since November 2020. Mr. Hadden served as SVP Operations for Secura Bio, Inc. from May 2019 to September 2020. Between April 2017 and April 2019, Mr. Hadden consulted to several private biotechnology companies, Disruptive Capital, and King’s Health Partners’ Hematology Institute, London. Mr. Hadden's extensive prior oncology and operating experience includes strategy, partnering, KOL outreach, clinical development, manufacturing, regulatory, intellectual property and capital raising. Mr. Hadden co-founded IRX Therapeutics, an immuno-oncology platform company, where he held roles of increasing responsibility, including CFO, COO, and CEO from January 2007 to March 2017. As CEO, he led the closing of a strategic transaction with Celgene Corporation. Mr. Hadden's M&A and capital raising experience was acquired in his first career as an investment banker at JP Morgan. Mr. Hadden earned his M.B.A. from Harvard Business School and a B.S. in Management, summa cum laude, from the A.B. Freeman School of Business, Tulane University. We believe Mr. Hadden is qualified to serve as a director due to his financial, investment banking, and extensive operating experience in the pharmaceutical industry.

Family Relationships

There are no family relationships among our executive officers, directors or persons nominated or chosen to become a director or officer of the Company, except that Michael J. Valentino, our Executive Chairman of the Board, and Steven Valentino, Vice President of Trade Sales, are siblings.

Related Person Transactions and Certain Relationships

Procedures for Review and Approval of Transactions with Related Parties

All transactions between us and any of our officers, directors, director nominees, principal stockholders or their immediate family members are required to be reviewed and approved by the Audit Committee or the Nominating and Governance Committee, as applicable. Such policy and procedures are set forth in the Code of Business Conduct and Ethics, as well as the Nominating and Governance Committee charter and the Audit Committee charter.

Public Offering

On March 3, 2021, the Company entered into an Underwriting Agreement with Raymond James & Associates, Inc., as representative of the underwriters identified therein, pursuant to which the Company agreed to issue and sell 7,875,000 shares of Common Stock at a public offering price of $8.00 per share (the “Offering”). Michael J. Valentino, one of our executive officers, purchased 25,000 shares of our Common Stock in the Offering at the public offering price of $8.00 per share, for a total of $200,000.

Vote Required

Each nominee receiving a majority of the affirmative (“FOR”) votes cast at the Annual Meeting will be elected to the Board. Any incumbent nominee who is not elected because he or she does not receive such a majority of the affirmative (“FOR”) votes cast at the Annual Meeting will immediately tender his or her resignation for consideration by the Board pursuant to Section 2.9.1 of our Bylaws.

Recommendation of the Board

The Board unanimously recommends a vote “FOR” the election of each of its nominees to the Board to serve until the Company’s 2023 Annual Meeting of Stockholders and until their successors are duly elected and qualify.

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Proposal No. 2: ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

We are required by Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to provide our stockholders with an advisory vote to approve the compensation of our named executive officers. This proposal, commonly known as “Say-on-Pay,” asks our stockholders to vote, on a non-binding, advisory basis, on a resolution approving the compensation of our named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, in the “Executive Compensation” section of this Proxy Statement.

We have established comprehensive compensation programs for our executive officers, including our named executive officers, and the “Executive Compensation” section of this Proxy Statement discloses information regarding the compensation of our named executive officers. Stockholders should reference and consider the information in this section when evaluating our approach to compensating our named executive officers.

Our Board of Directors, the Compensation Committee and the Compensation Committee’s independent compensation consultant, when appropriate, monitor executive compensation programs and adopt changes, when appropriate, to our compensation programs to reflect the competitive market in which we compete for talent, as well as general economic, regulatory and legislative developments affecting executive compensation.

The objectives of our executive compensation programs are to attract and retain the talented individuals needed to achieve long-term success and to motivate them to achieve goals designed to enhance long-term stockholder value. With these objectives in mind, the Compensation Committee has adopted the following compensation philosophy:

•	Targeting base salaries within the range of 50th-75th percentile of our peer group as a guide in determining executive compensation;
•	Designing annual cash incentives to provide awards above median market levels for comparable companies only for above median market performance;
•	Assigning target annual cash incentive bonus levels for our executive officers with more pay at risk in the event our performance objectives are not met; and
•	Considering competitive market factors, the size of the equity incentive plan pool, cost to the Company, the level of equity held by the executive and by other officers, and individual contribution to corporate performance when determining equity-based award grants.

Although the outcome of this advisory vote is non-binding, our Board and the Compensation Committee will review and consider the outcome of this vote when making future compensation decisions for our named executive officers.

Vote Required

The affirmative (“FOR”) vote of the majority of the votes cast at the Annual Meeting is required to approve the compensation of our named executive officers. The vote is an advisory vote, and therefore not binding.

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Recommendation of the Board

The Board unanimously recommends a vote “FOR” the approval of the compensation of our named executive officers as disclosed in this Proxy Statement.

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Proposal No. 3: Ratification of Appointment of Independent Registered Public Accounting Firm

The Audit Committee has appointed Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022. Although this appointment does not require ratification, the Board has directed that the appointment of Marcum LLP be submitted to stockholders for ratification due to the significance of the appointment. If stockholders do not ratify the appointment of Marcum LLP, the Audit Committee will consider the appointment of another independent registered public accounting firm. A representative of Marcum LLP is expected to be present at the Annual Meeting, will have an opportunity to make a statement and will be available to respond to appropriate questions.

Audit and Non-Audit Fees

The following table presents aggregate fees billed for professional services rendered by Marcum LLP, our independent registered public accounting firm for fiscal years 2021 and 2020. There were no other professional services rendered or fees billed by Marcum LLP for fiscal years 2021 and 2020.

Services Rendered	2021	2020
Audit Fees(1)	$173,738	$100,000
Audit-Related Fees(2)	$51,400	$10,475
Tax Fees(3)	$19,000	$21,000
All Other Fees	—	—

(1)	These fees include the audits of our annual consolidated financial statements for fiscal years 2021 and 2020 and the reviews of our consolidated financial statements included in our Quarterly Reports on Form 10-Q for fiscal years 2021 and 2020.
(2)	These audit-related fees in 2021 relate to the Offering, the Company’s at-the-market offering, and the registration statements on Form S-3 and Form S-8 filed with the SEC in August 2021 and November 2021, respectively. The fees in 2020 relate to the registration statements on Form S-3 filed with the SEC in June 2020 and December 2020.
(3)	The tax fees in 2021 relate to filings for fiscal year 2020. The fees in 2020 relate to 2019.

Pre-Approval Policies and Procedures

All services provided by our independent registered public accounting firm are subject to pre-approval by our Audit Committee. The Audit Committee has also adopted policies and procedures that are detailed as to the particular service and that do not include delegation of the Audit Committee’s responsibilities to management under which management may engage our independent registered public accounting firm to render audit or non-audit services. Before granting any approval, the Audit Committee gives due consideration to whether approval of the proposed service will have a detrimental impact on the independence of the independent registered public accounting firm. The full Audit Committee pre-approved all services provided by Marcum LLP for fiscal years 2021 and 2020.

Vote Required

The affirmative (“FOR”) vote of the majority of the votes cast at the Annual Meeting is required to ratify the appointment of Marcum LLP as our registered public accounting firm for the fiscal year ending December 31, 2022.

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Recommendation of the Board

The Board unanimously recommends a vote “FOR” the ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

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Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information with respect to the beneficial ownership of our Common Stock as of September 19, 2022, by:

•	each person, or group of affiliated persons, known to us to beneficially own more than 5% of our outstanding Common Stock;
•	each of our directors, director nominees and named executive officers; and
•	all of our directors and executive officers as a group.

The amounts and percentages of Common Stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. The information relating to our 5% beneficial owners is based on information we received from such holders. Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares voting power, which includes the power to vote or direct the voting of a security, or investment power, which includes the power to dispose of or to direct the disposition of a security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within sixty (60) days. Under these rules, more than one person may be deemed a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest. Except as otherwise set forth below, the address of the persons listed below is c/o PLx Pharma Inc., 9 Fishers Lane, Suite E, Sparta, New Jersey 07871 and each of the persons listed has, to our knowledge, sole voting and investment power with respect to the indicated shares of Common Stock.

Name of Beneficial Owner	Number of Shares of Common Stock	Percentage of Outstanding Common Stock (1)
5% or Greater Stockholders
Level One Partners, LLC(2)	2,957,054	9.99%
MSD Partners, L.P.(3)	2,520,161	8.28%
Park West Asset Management LLC(4)	3,040,626	9.90%
White Rock Capital Management L.P. (5)	2,992,596	9.99%

Directors and Named Executive Officers
Michael J. Valentino(6)	1,167,680	3.92%
Natasha Giordano(7)	936,980	3.12%
Rita M. O’Connor(8)	417,678	1.41%
Gary S. Balkema(9)	74,446	*
Anthony Bartsh	—	—
Kirk Calhoun(10)	70,676	*
Robert Casale(11)	71,711	*
John W. Hadden II(12)	72,691	*
All current executive officers and directors as a group (8 persons)(13)	2,811,862	8.95%

____________
* Represents holdings of less than 1% of shares outstanding.

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(1)	The applicable percentage of ownership for each beneficial owner is based on 29,137,692 shares of Common Stock outstanding as of September 19, 2022. Shares of our Common Stock issuable upon exercise of options, warrants or other rights or the conversion of other convertible securities beneficially owned that are exercisable or convertible within sixty (60) days are deemed outstanding for the purpose of computing the percentage ownership of the person holding such securities and rights and all executive officers and directors as a group.

(2)	Based on information contained in a report on Schedule 13G/A filed jointly by Level One Partners, LLC, Robert D. Hardie and Molly G. Hardie (collectively, the “Level One Parties”) on February 11, 2022. Consists of (i) 1,320,306 shares of Common Stock, (ii) 1,172,000 shares of Common Stock held by Mr. Hardie, and (iii) 1,452,337 shares of Common Stock issuable upon exercise of a warrant issued in November 2020 (the “2020 Private Placement Warrants”), subject to the limitations described below. The 2020 Private Placement Warrants contain a provision prohibiting exercise to the extent that the holder, together with its affiliates, would beneficially own in excess of 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to such exercise. As a result of the foregoing, the Level One Parties may be deemed to beneficially own (i) 1,320,306 shares of Common Stock held by the Level One Parties, (ii) 1,172,000 shares of Common Stock held by Mr. Hardie, and (iii) 464,748 shares of Common Stock out of the 1,452,337 shares of Common Stock underlying the 2020 Private Placement Warrants. Robert D. Hardie and Molly G. Hardie may be deemed to share voting and dispositive power with respect to the securities beneficially held by Level One Partners, LLC. The address of each of Level One Partners, LLC, Mr. Hardie and Ms. Hardie is 210 Ridge McIntire Road, Suite 350 Charlottesville, Virginia 22903.

(3)	Based on information contained in a report on Schedule 13G filed jointly by MSD Partners, L.P. (“MSD Partners”) and MSD Credit Opportunity Master Fund, L.P. (“MSD Credit Opportunity Master Fund” and together with MSD Partners, “MSD”) on May 26, 2020 and information provided to us by MSD. Consists of (i) 1,875,000 shares of Common Stock and (ii) subject to the limitations described below, 2,000 shares of Series B Preferred Stock, convertible into 645,161 shares of Common Stock. The Series B Preferred Stock contains a provision prohibiting conversion to the extent that the holder, together with its affiliates, would beneficially own in excess of 9.9% of the number of shares of Common Stock outstanding immediately after giving effect to such conversion. MSD Partners is the investment manager of, and may be deemed to beneficially own securities beneficially owned by MSD Credit Opportunity Master Fund. MSD Partners (GP), LLC (“MSD GP”) is the general partner of, and may be deemed to beneficially own securities beneficially owned by, MSD Partners. Each of John Phelan and Marc R. Lisker is a manager of, and may be deemed to beneficially own securities beneficially owned by, MSD GP. The address of MSD Partners is 645 Fifth Avenue, 21st Floor, New York, New York 10022. The address of MSD Credit Opportunity Master Fund is c/o Maples Corporate Services Limited, P.O. Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands.

(4)	Based on information contained in a report on Schedule 13D/A filed jointly by PWAM, Park West Investors Master Fund, Limited (“PWIMF”), Park West Partners International, Limited (“PWPI” and, together with PWIMF, the “PW Funds”) and Peter S. Park on June 11, 2021. Consists of 1,332,191 shares of Common Stock and, subject to the limitations described below, 11,423 shares of Series A Preferred Stock, convertible into 5,155,946 shares of Common Stock, warrants to purchase up to 902,528 shares of Common Stock, and 330 shares of Series B Preferred Stock, convertible into 113,304 shares of Common Stock held by PWIMF; and PWPI held 141,027 shares of Common Stock and, subject to the limitations described below, 1,219 shares of Series A Preferred Stock, convertible into 550,214 shares of Common Stock, warrants to purchase up to 115,653 shares of Common Stock, and 34 shares of Series B Preferred Stock, convertible into 11,673 shares of Common Stock. Each of the Series A Preferred Stock and Series B Preferred Stock contain a provision prohibiting conversion to the extent that the holder, together with its affiliates, would beneficially own in excess of 9.9% of the number of shares of Common Stock outstanding immediately after giving effect to such conversion. The warrants expire on June 14, 2027 and contain a provision prohibiting exercise to the extent that the holder, together with its affiliates, would beneficially own in excess of 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to such exercise. As a result of the foregoing, PWAM and Mr. Park may be deemed to beneficially own 3,040,626 shares of Common Stock, and PWIMF may be deemed to beneficially own 3,040,626 shares of Common Stock. Each of Mr. Park and PWAM has shared power to vote or direct the vote of 3,040,626 shares of Common Stock. Each of Mr. Park and PWAM has shared power to dispose or direct the disposition of 3,040,626 shares of Common Stock. PWIMF has shared power to vote or direct the vote of 3,040,626 shares of Common Stock. PWIMF has shared power to dispose or direct the disposition of 3,040,626 shares of Common Stock. PWAM is the investment manager to PWIMF and PWPI, and Mr. Park is the sole member and manager of PWAM. Each of PWAM and Mr. Park specifically disclaims beneficial ownership in the shares of Common Stock reported herein except to the extent of their pecuniary interest therein. The address of Mr. Park, PWAM, PWIMF and PWPI is c/o Park West Asset Management LLC, 900 Larkspur Landing Circle, Suite 165, Larkspur, California 94939.

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(5)	Based on information contained in a report on Schedule 13G/A filed jointly by White Rock Capital Management, L.P. (“White Rock Management”), White Rock Capital Partners, L.P. (“White Rock Partners”), White Rock Capital (TX), Inc., corporation (“White Rock, Inc.”), Thomas U. Barton, and Joseph U. Barton (collectively, “White Rock”) on February 16, 2022. Consists of (i) 2,172,900 shares of Common Stock and, subject to the limitations described below, (ii) 1,452,337 shares of Common Stock issuable upon exercise of the 2020 Private Placement Warrants and (iii) 436,364 shares of Common Stock issuable upon exercise of a warrant issued in 2017 (together with the 2020 Private Placement Warrants, the “Warrants”). The Warrants contain a provision prohibiting exercise to the extent that the holder, together with its affiliates, would beneficially own in excess of 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to such exercise. As a result of the foregoing, White Rock may be deemed to beneficially own 2,172,900 shares of Common Stock and 819,696 out of the 1,888,701 shares of Common Stock issuable upon exercise of the Warrants. White Rock Management may be deemed to exercise voting and/or dispositive power over the shares held for the account of White Rock Partners. The general partner of White Rock Partners is White Rock Management, the general partner of which is White Rock, Inc. Thomas U. Barton and Joseph U. Barton are the shareholders of White Rock, Inc. In such capacities, each of Thomas U. Barton and Joseph U. Barton may be deemed to be the beneficial owner of the shares held for the account of White Rock Partners. The address and principal business office of each of White Rock Management, White Rock, Inc., White Rock Partners, Thomas U. Barton and Joseph U. Barton is 3131 Turtle Creek Boulevard, Suite 800, Dallas, Texas 75219.

(6)	Consists of 494,690 shares of Common Stock, options to purchase 352,509 shares of Common Stock exercisable within 60 days of September 19, 2022 and warrants to purchase 320,481 shares of Common Stock exercisable within 60 days of September 19, 2022.

(7)	Consists of 5,186 shares of Common Stock and options to purchase 931,794 shares of Common Stock exercisable within 60 days of September 19, 2022.

(8)	Consists of 26,670 shares of Common Stock and options to purchase 391,008 shares of Common Stock exercisable within 60 days of September 19, 2022.

(9)	Consists of 5,445 shares of Common Stock and options to purchase 69,001 shares of Common Stock exercisable within 60 days of September 19, 2022.

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(10)	Consists of 1,675 shares of Common Stock and options to purchase 69,001 shares of Common Stock exercisable within 60 days of September 19, 2022.

(11)	Consists of 2,710 shares of Common Stock and options to purchase 69,001 shares of Common Stock exercisable within 60 days of September 19, 2022.

(12)	Consists of 3,690 shares of Common Stock and options to purchase 69,001 shares of Common Stock exercisable within 60 days of September 19, 2022.

(13)	Consists of 540,066 shares of Common Stock, options to purchase 1,951,315 shares of Common Stock exercisable within 60 days of September 19, 2022 and warrants to purchase 320,481 shares of Common Stock exercisable within 60 days of September 19, 2022.

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Corporate Governance

Director Independence

The Board has determined that all of our non-employee directors are independent within the meaning of the SEC rules. The Board has also determined that all directors serving on the Audit Committee, the Compensation Committee and the Nominating and Governance Committee are independent within the meaning of the SEC rules with respect to membership on each such committee.

Board and Committee Meetings

During the fiscal year ended December 31, 2021, the Board met or took action in writing six times, the Audit Committee met or took action in writing four times, the Compensation Committee met or took action in writing nine times and the Nominating and Governance Committee met or took action in writing three times. Each of the directors then serving attended at least 75% or more of the aggregate of (i) the total number of meetings of the Board (held during the period for which he or she served as a director), and (ii) the total number of meetings held by all committees of the Board on which he or she served (during the periods that he served on such committees). All of our then-incumbent directors attended our 2021 Annual Meeting of Stockholders.

We have no written policy regarding director attendance at annual meetings of stockholders.

Board Committees

Our Board has three standing committees to assist it with its responsibilities. These committees are described below.

Audit Committee. The primary purpose of the Audit Committee is to oversee the accounting and financial reporting processes of the Company and the audits of the consolidated financial statements of the Company. The Audit Committee is also charged with the review and approval of all related party transactions involving the Company. The current members of the Audit Committee are Messrs. Balkema, Calhoun and Hadden. Mr. Calhoun currently serves as Chairman of the Audit Committee. The Board has determined that Mr. Calhoun is an audit committee financial expert, as defined by the SEC rules, based on his past business experience and financial certifications. Each member of the Audit Committee is independent as defined in applicable Nasdaq listing standards and Rule 10A-3 under the Exchange Act. The Audit Committee charter is posted in the “Investors – Governance” section of our website at https://plxpharma.com.

Compensation Committee. The duties and responsibilities of the Compensation Committee include, among other things, reviewing and approving the Company’s general compensation policies, setting compensation levels for the Company’s executive officers, setting the terms of and grants of awards under share-based incentive plans and retaining and terminating executive compensation consultants. The current members of the Compensation Committee are Messrs. Balkema, Calhoun, Casale and Hadden. Mr. Casale currently serves as Chairman of the Compensation Committee. The Compensation Committee charter is posted in the “Investors – Governance” section of our website at https:// plxpharma.com.

Nominating and Governance Committee. The duties and responsibilities of the Nominating and Governance Committee include, among other things, assisting the Board in identifying individuals qualified to become Board members and recommending director nominees for the next annual meeting of stockholders, and taking a leadership role in shaping the corporate governance of the Company. The current members of the Nominating and Governance Committee are Messrs. Balkema, Calhoun, Casale and Hadden. Mr. Balkema currently serves as Chairman of the Nominating and Governance Committee. The Nominating and Governance Committee charter is posted in the “Investors – Governance” section of our website at https://plxpharma.com.

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Director Nominations

The Nominating and Governance Committee evaluates and recommends candidates for membership on the Board consistent with the criteria established by the committee. The Nominating and Governance Committee has not formally established any specific, minimum qualifications that must be met by each candidate for the Board or specific qualities or skills that are necessary for one or more of the members of the Board to possess. However, the Nominating and Governance Committee, when considering a candidate, will factor into its determination the following qualities of a candidate: educational background; diversity of professional experience, including whether the person is a current or former Chief Executive Officer or Chief Financial Officer or the head of a division of a successful company; knowledge of our business; integrity; professional reputation; strength of character; mature judgment; relevant technical experience; diversity; independence; wisdom; and ability to represent the best interests of our stockholders. The Nominating and Governance Committee may also consider such other factors as it may deem to be in the best interests of the Company and our stockholders.

The Nominating and Governance Committee uses the same criteria for evaluating candidates nominated by stockholders and self-nominated candidates as it does for those proposed by other Board members, management and search companies. For more information on how stockholders can nominate candidates for election as directors, see “Stockholder Proposals” below.

The Nominating and Governance Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, thereby balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board up for re-election at an upcoming annual meeting of stockholders does not wish to continue in service, the Nominating and Governance Committee identifies the desired skills and experience of a new nominee in light of the criteria above. Current members of the Nominating and Governance Committee and Board will be polled for suggestions as to individuals meeting the criteria of the Nominating and Governance Committee. Research may also be performed to identify qualified individuals. If the Nominating and Governance Committee believes that the Board requires additional candidates for nomination, it may explore alternative sources for identifying additional candidates. Alternative sources may include engaging, as appropriate, a third-party search firm to assist in identifying qualified candidates.

While we do not have a specific policy related to Board diversity, the Board seeks nominees with a broad diversity of experience, expertise and backgrounds. We believe that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities and meet its objectives. Nominees are not discriminated against on the basis of race, gender, religion, national origin, sexual orientation, disability or any other basis prescribed by law.

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Board Diversity Matrix (as of September 29, 2022)

Total Number of Directors	7
	Female	Male	Non-Binary	Did Not Disclose Gender
Gender Identity
Directors	1	5		1
Demographic Background
African American or Black
Alaskan Native or Native American
Asian
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White	1	5
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background				1

Board Leadership Structure

The Board is led by Michael J. Valentino, our Executive Chairman of the Board since July 2011. The Board does not have a policy regarding the separation of the roles of Chief Executive Officer and Executive Chairman of the Board as the Board believes it is in the best interests of the Company to make that determination based on the then-current position and direction of the Company and the membership of the Board. The Board has determined that separating the roles of Chief Executive Officer and Executive Chairman of the Board is in the best interests of the Company’s stockholders at this time. This structure permits the Chief Executive Officer to focus exclusively on the management of our day-to-day operations and the Board to provide appropriate oversight.

Board Role in Risk Oversight

Senior management is responsible for assessing and managing our various exposures to risk on a day-to-day basis, including the creation of appropriate risk management programs and policies. The Board is responsible for overseeing management in the execution of its responsibilities and for assessing our approach to risk management. The Board exercises these responsibilities periodically as part of its meetings and also through the Board’s three committees, each of which examines various components of enterprise risk as part of its responsibilities. Following a meeting of a committee, the members of such committee report to the full Board at the next scheduled Board meeting regarding risks discussed by such committee. In addition, an overall review of risk is inherent in the Board’s consideration of our long-term strategies and in the transactions and other matters presented to the Board, including capital expenditures, acquisitions and divestitures, and financial matters.

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Hedging and Pledging Policies

We maintain a policy on insider trading that prohibits the Company’s directors, officers and employees from engaging in any hedging or monetization transactions, including through the use of financial instruments such as prepaid variable forwards, equity swaps, collars and exchange funds. The insider trading policy also prohibits directors, officers and employees from placing the Company’s securities in a margin account as collateral for a margin loan or pledging the Company securities as collateral for a loan.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics (the “Code of Ethics”), which covers a wide range of business practices and procedures and is intended to ensure to the greatest extent possible that our business is conducted in a consistently legal and ethical manner. The Code of Ethics is consistent with how we have always conducted our business and applies to all of our directors, officers and other employees, including our principal executive officer and principal financial and accounting officer. A copy of the Code of Ethics is publicly available in the “Investors – Governance” section of our website at https://plxpharma.com. We intend to promptly disclose on our website any grant of waivers from or amendments to a provision of the Code of Ethics following such amendment or waiver.

Stockholder Communications with the Board

Any stockholder wishing to do so may communicate directly with the Board or specified individual directors by writing to:

Board of Directors (or name of individual director)

c/o Corporate Secretary

9 Fishers Lane, Suite E

Sparta, New Jersey 07871

All communications that are reasonably related to the Company or its business will be directed by the Corporate Secretary to the Board, or particular Board members, not later than the next regularly scheduled meeting of the Board. Notwithstanding the foregoing, the Corporate Secretary has the authority to discard or disregard or take other appropriate actions with respect to any inappropriate communications, such as unduly hostile, illegal or threatening communications.

Additionally, the Audit Committee has established procedures for the receipt, retention and confidential treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, including procedures for confidential, anonymous submissions by employees with respect to such matters. Employees and stockholders may raise a question or concern to the Audit Committee regarding accounting, internal accounting controls or auditing matters by writing to:

Chairman, Audit Committee

c/o Corporate Secretary

9 Fishers Lane, Suite E

Sparta, New Jersey 07871

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AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed the consolidated financial statements for the fiscal year ended December 31, 2021, with both management and Marcum LLP, the Company’s independent registered public accounting firm. In its discussion, management has represented to the Audit Committee that the Company’s consolidated financial statements for the fiscal year ended December 31, 2021 were prepared in accordance with generally accepted accounting principles.

The Audit Committee meets with the Company’s independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting. The Audit Committee has discussed with Marcum LLP the matters required to be discussed by Statement on Auditing Standard No. 1301, “Communications with Audit Committees,” issued by the Public Company Accounting Oversight Board. Marcum LLP reported to the Audit Committee regarding the critical accounting estimates and practices and the estimates and assumptions used by management in the preparation of the audited consolidated financial statements as of December 31, 2021 and for the fiscal year then ended, all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, the ramifications of use of such alternative treatments and the treatment preferred by Marcum LLP.

Marcum LLP provided a report to the Audit Committee describing the Company’s internal quality-control procedures and related matters. Marcum LLP also provided to the Audit Committee the written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding Marcum LLP’s communications with the Audit Committee concerning independence, and the Audit Committee discussed with Marcum LLP its independence. When considering Marcum LLP’s independence, the Audit Committee considered, among other matters, whether Marcum LLP’s provision of non-audit services to the Company is compatible with maintaining the independence of Marcum LLP. All audit and permissible non-audit services in 2021 and 2020 were pre-approved pursuant to these procedures.

Based on the Audit Committee’s review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021.

AUDIT COMMITTEE

Kirk Calhoun (Chairman) Gary S. Balkema John W. Hadden II

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MANAGEMENT

Executive Officers of the Company

The following table contains the name, position and age of our current executive officer of the Company who is not a director.

Name	Position	Age
Rita M. O’Connor	Chief Financial Officer and Head of Manufacturing and Supply Chain	54

Rita M. O’Connor. Ms. O’Connor has served the Company as Chief Financial Officer since July 2017 and in August 2019 added manufacturing and supply chain to areas of responsibility. She brings over 25 years of finance leadership in both public and private pharmaceutical and over-the counter companies. Ms. O’Connor serves as a member of the Board of Directors and chairperson of the audit committee for uLab Systems since January 2021. Previously she served as Chief Financial Officer of Kent Place School, an all-girls college preparatory school, from July 2013 to June 2017. She was previously the Chief Financial Officer and Chief Information Officer at Xanodyne Pharmaceuticals, Inc., an integrated specialty pharmaceutical company focused on pain management and women’s health, prior to which she was Chief Financial Officer and Treasurer of Adams Respiratory Therapeutics, a specialty pharmaceutical company focused on OTC and prescription products for the treatment of respiratory disorders. Earlier in her career she held positions of increasing responsibility during a seven-year tenure at Schering-Plough Corporation. She began her career at Deloitte and Touche. Ms. O’Connor is a licensed certified public accountant and earned her Bachelor of Science in Accounting from Rutgers University.

Executive Compensation

Summary Compensation Table for Fiscal 2021 and 2020

The following table sets forth the cash and non-cash compensation for the fiscal years ended December 31, 2021 and 2020 earned by our named executive officers:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($) (1)	Nonequity incentive plan compensation ($) (2)	Nonqualified deferred compensation earnings ($)	All other compensation ($)		Total ($)
Michael J. Valentino	2021	$262,500	$—	$—	$—	$131,250	$—	$—		$393,750
Executive Chairman and Director	2020	$250,000	$—	$—	$696,800	$156,250	$—	$—		$1,103,050

Natasha Giordano	2021	$556,500	$—	$—	$2,332,000	$306,075	$—	$22,303	(3)	$3,216,878
President, Chief Executive Officer and Director	2020	$530,000	$—	$—	$1,524,250	$364,375	$—	$17,953	(4)	$2,436,578

Rita M. O'Connor	2021	$404,250	$—	$—	$1,166,000	$202,125	$—	$16,850	(5)	$1,789,225
Chief Financial Officer and Head of Manufacturing and Supply Chain	2020	$385,000	$—	$—	$757,770	$240,625	$—	$12,500	(6)	$1,395,895

(1)	Value of stock option awards calculated using Black Scholes pricing model with assumptions discussed in Note 6 to the Company’s financial statements as of and for the year ended December 31, 2021.

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(2)	Amounts related to incentive compensation earned in 2021 and 2020 based on performance criteria established by the Board and paid in 2021 and 2020.

(3)	Includes automobile allowance, insurance and matching contributions to 401(k) retirement plans made by the Company.

(4)	Includes automobile allowance and insurance.

(5)	Includes automobile allowance and matching contributions to 401(k) retirement plans made by the Company.

(6)	Includes automobile allowance.

Employment Agreements

The following summaries set forth the material terms of the employment agreements entered into with the Company’s named executive officers. Each such agreement provides generally that, in the event the named executive officer’s role is terminated by the Board without cause or the named executive officer resigns for “good reason,” they will be entitled to receive an amount equal to their annual base salary, plus any incentive compensation earned but unpaid as of the date of termination, and their stock option grant will become fully vested as of the date of termination.

Michael J. Valentino, Executive Chairman of the Board and Director

Mr. Valentino entered into an employment agreement with the Company, effective as of April 1, 2016, as amended on March 7, 2019, providing for a base salary of $237,500 per year effective February 1, 2019, subject to annual review and adjustment by the Board. Mr. Valentino is also eligible for a potential incentive award bonus of up to 50% (or a higher or lower amount if so determined by the Board) of his base salary on an annualized basis. Mr. Valentino’s employment agreement provides for the grant of an initial stock option award equal to 112,509 shares of Common Stock, which became exercisable on July 22, 2018, generally subject to Mr. Valentino’s continued employment or consulting relationship with the Company. The options have an exercise price per share of $12.44, with a term of ten years from the date of grant.

Natasha Giordano, President and Chief Executive Officer

Ms. Giordano was appointed as the Company’s President and Chief Executive Officer pursuant to an employment agreement effective January 1, 2016, as amended on March 7, 2019. Ms. Giordano’s amended employment agreement provides that she will receive a base salary of $475,000 effective February 1, 2019 subject to annual review and adjustment by the Board. Ms. Giordano is also eligible for a potential incentive award bonus of up to 50% (or a higher or lower amount if so determined by the Board) of her base salary on an annualized basis. Ms. Giordano is also eligible to participate in any employee benefit plans that may be available to the Company’s employees, subject to the terms of those plans. Ms. Giordano’s employment agreement provides for an initial stock option award equal to 216,580 shares of Common Stock, which became exercisable on September 25, 2018, generally subject to Ms. Giordano’s continued employment with the Company. The options have an exercise price per share of $12.44, with a term of ten years from the date of grant.

Rita M. O’Connor, Chief Financial Officer and Head of Manufacturing and Supply Chain

Ms. O’Connor entered into an employment agreement with the Company, effective as of July 1, 2017, as amended on March 16, 2018, March 7, 2019 and August 3, 2021, providing for a base salary of $325,000 per year effective February 1, 2019, subject to annual review by the Board. Ms. O’Connor is also eligible for a potential incentive award bonus of up to 50% (or a higher or lower amount if so determined by the Board) of her base salary on an annualized basis. Ms. O’Connor is also eligible to participate in any employee benefit plans that may be available to the Company’s employees, subject to the terms of those plans. Ms. O’Connor’s employment agreement also provides for a grant of an initial stock option award equal to 60,000 shares of Common Stock, which was fully vested as of July 1, 2020, generally subject to Ms. O’Connor’s continued employment. The options have an exercise price per share of $6.28, with a term of ten years from the date of grant.

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Outstanding Equity Awards at Fiscal Year End

The following table sets forth equity incentive plan awards for each named executive officer outstanding as of December 31, 2021:

Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option Exercise Price	Option Expiration Date
Michael J. Valentino	4/19/2017	112,509	-	-	$12.44	7/22/2025
Executive Chairman and Director	3/14/2019(1)	53,333	26,667	-	$5.79	3/14/2029
	3/20/2020(1)	26,667	53,333	-	$2.16	3/20/2030
	11/18/2020(1)	53,333	106,667	-	$5.15	11/18/2030
				-
Natasha Giordano	4/19/2017	216,580	-	-	$12.44	9/25/2025
President, Chief Executive Officer and Director	8/11/2017	86,872	-	-	$6.72	8/11/2027
	3/14/2019(1)	141,117	70,558	-	$5.79	3/14/2029
	3/20/2020(1)	58,333	116,667	-	$2.16	3/20/2030
	11/18/2020(1)	116,667	233,333	-	$5.15	11/18/2030
	8/9/2021(1)	-	200,000	-	$16.97	8/9/2031
				-
Rita M. O'Connor	7/1/2017	60,000	-	-	$6.28	7/1/2027
Chief Financial Officer and Head of Manufacturing and Supply Chain	3/14/2019(1)	82,450	41,225	-	$5.79	3/14/2029
	3/20/2020(1)	29,000	58,000	-	$2.16	3/20/2030
	11/18/2020(1)	58,000	116,000	-	$5.15	11/18/2030
	8/9/2021(1)	-	100,000	-	$16.97	8/9/2031

(1) The option awards vest in three equal installments on the three anniversary dates following the grant date, generally subject to such named executive officer’s continued employment with the Company.

Potential Payments Upon Termination or Change-in-Control

The employment agreements for each of our named executive officers provide for severance payments of (i) the named executive officer’s annual base salary (except for Ms. Giordano and Ms. O’Connor, who shall each be entitled to receive 150% of their annual base salary), (ii) the annual bonus for a previously completed year but unpaid as of the employment termination date, and (iii) a pro rata portion of the annual bonus the named executive officer would have earned for the fiscal year in which the employment termination occurs in the event the employment is terminated, either voluntarily with “Good Reason” or by the Company without “Cause”, as defined in the applicable employment agreement. The severance payments are to be payable in one lump sum payment following the date of employment termination according to our regular payroll practices and policies. A named executive officer receiving severance payments is also entitled to such employee benefits (including equity compensation), if any, as to which such named executive officer may be entitled under the Company’s employee benefit plans as of the employment termination date.

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Compensation of Non-Employee Directors for Fiscal 2021

The following table presents a summary of the compensation earned by each non-employee director receiving compensation who served on the Board during the fiscal year ended December 31, 2021:

Name	Fees earned or paid in cash ($)	Stock awards ($)	Option awards ($)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Gary S. Balkema	50,000	-	-	-	-	-	50,000
Kirk Calhoun	55,000	-	-	-	-	-	55,000
Robert Casale	50,000	-	-	-	-	25,500	75,500
John W. Hadden II	40,000	-	-	-	-	-	40,000
Anthony Bartsh	-	-	-	-	-	-	-

Cash Retainer Compensation

Non-employee members of our Board receiving compensation are paid an annual cash retainer for their service, with additional compensation for chairing a committee of the Board. In addition, Mr. Casale received compensation for additional services. The compensation paid to the non-employee members of the Board receiving compensation is indicated in the chart below:

2021 Director Cash Compensation
Director Annual Retainer (all)	$40,000
Additional Annual Retainer to Audit Committee Chairperson	$15,000
Additional Annual Retainer to Compensation Committee Chairperson	$10,000
Additional Annual Retainer to Nominating and Governance Committee Chairperson	$10,000

Securities Authorized for Issuance Under Equity Compensation Plans

The following table provides information as of December 31, 2021, with respect to the shares of our Common Stock that may be issued under our existing equity compensation plans.

	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted-average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (a))
Plan Category	(a)	(b)	(c)
Equity compensation plans approved by stockholders	3,498,297	$10.07	4,429,650
Equity compensation plans not approved by stockholders	—	$—	—
Total	3,498,297	$10.07	4,429,650

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Stockholder Proposals

Our Bylaws include advance notice provisions applicable to stockholders desiring to bring nominations for directors before a meeting of stockholders called for the election of directors, in whole or in part, or other business proposed by a stockholder to be properly brought before a meeting. These advance notice provisions require that, among other things, stockholders give timely written notice to the Secretary of the Company regarding such nomination and provide the information and satisfy the other requirements set forth in the Bylaws.

Proposals of stockholders intended to be presented at the Company’s 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”) must be delivered to or mailed and received at the principal executive offices of the Company not less than ninety (90) days nor more than one hundred twenty (120) days prior to the anniversary of the preceding year’s annual meeting of stockholders; provided, however, that if the date of the 2023 Annual Meeting is advanced more than thirty (30) days prior to or delayed by more than sixty (60) days after the anniversary of the preceding year’s annual meeting, to be timely, notice by the stockholder must be so received not later than the close of business on the tenth (10th) day following the day on which public disclosure of the date of the 2023 Annual Meeting is first given or made, and must satisfy the requirements of the proxy rules promulgated by the SEC, in order to be included in our proxy statement and form of proxy relating to the 2023 Annual Meeting.

We must receive proposals of stockholders intended to be presented at the 2023 Annual Meeting no later than June 1, 2023, so we may include such proposals in our proxy statement and form of proxy relating to the 2023 Annual Meeting.

Under SEC rules, if the Company does not receive notice of a stockholder proposal at least forty-five (45) days prior to the first anniversary of the date of mailing of the prior year’s proxy statement, then the Company will be permitted to use its discretionary voting authority when the proposal is raised at the annual meeting, without any discussion of the matter in this Proxy Statement. In connection with the 2023 Annual Meeting, if the Company does not have notice of a stockholder proposal on or before August 15, 2023, the Company will be permitted to use its discretionary voting authority as outlined above.

In addition to the notice and information requirements contained in our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than September 9, 2023.

Proxy Solicitation

We are making this solicitation of proxies on behalf of the Board, and we will bear the cost of soliciting proxies. We have retained InvestorCom LLC, at 19 Old Kings Highway S., Suite 210, Darien, CT 06820, to act as a proxy solicitor in connection with the Annual Meeting at a cost of $5,000, plus reasonable out-of-pocket expenses. Proxies may be solicited through the mail and through telephonic or telegraphic communications to, or by meetings with, stockholders or their representatives by directors, officers and other of our employees who will receive no additional compensation therefor. We request persons such as brokers, nominees and fiduciaries holding stock in their names for others, or holding stock for others who have the right to give voting instructions, to forward proxy materials to their principals and to request authority for the execution of the proxy. We will reimburse such persons for their reasonable expenses.

Annual Report

The 2021 Form 10-K is available in the Investor Relations section of our website at https://ir.plxpharma.com. The 2021 Form 10-K contains audited consolidated financial statements of the Company and its subsidiaries for the fiscal year ended December 31, 2021. The 2021 Form 10-K, however, is not to be regarded as part of the proxy soliciting material.

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PLX PHARMA INC.

ANNUAL MEETING OF STOCKHOLDERS – NOVEMBER 8, 2022

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of PLx Pharma Inc., a Delaware corporation (the “Company”), hereby appoints Natasha Giordano and Rita M. O’Connor, each with full power of substitution, as proxies, to vote all capital stock of the Company that the stockholder would be entitled to vote on all matters that may properly come before the Company’s 2022 Annual Meeting of Stockholders (the “Annual Meeting”) to be held at 9:00 a.m., Eastern Time, on Tuesday, November 8, 2022 via the Internet at https://agm.issuerdirect.com/plxp, and any adjournments or postponements thereof. The undersigned stockholder hereby revokes any proxy or proxies heretofore given by the undersigned for the Annual Meeting.

This proxy when properly executed and returned will be voted in the manner directed by the undersigned stockholder. If no direction is made, this proxy will be voted in accordance with the recommendations of the Board. The proxies are also authorized to vote upon such other matters as may properly come before the Annual Meeting in accordance with their discretion.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

The Board recommends a vote FOR the election of the listed nominees, FOR Proposals No. 2 and 3.

1.	Election of nominees named below to the Board of Directors of the Company.

☐ FOR ALL NOMINEES.

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES.

☐ FOR ALL EXCEPT

(See instructions below)

Nominees:	◯	Gary S. Balkema
	◯	Kirk Calhoun
	◯	Robert Casale
	◯	Natasha Giordano
	◯	John W. Hadden II
	◯	Michael J. Valentino

INSTRUCTIONS:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ⬤
2.	To consider an advisory vote on the compensation of our named executive officers as disclosed in the proxy statement.
☐ FOR	☐ AGAINST	☐ ABSTAIN
3.	To ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.
☐ FOR	☐ AGAINST	☐ ABSTAIN

This proxy may be revoked prior to the time it is voted by delivering to the Secretary of the Company either a written revocation or a proxy bearing a later date, or by appearing at the Annual Meeting and voting virtually.

PLEASE ACT PROMPTLY

PLEASE SIGN AND DATE THIS PROXY CARD
AND RETURN IT IN THE ENCLOSED ENVELOPE TODAY

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

DATE: ___________________
(Signature of Stockholder)

DATE: ___________________
(Signature of Stockholder)

Please sign exactly as your name or names appear on this proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign the full corporate name by a duly authorized officer, giving the full title as such. If the signer is a partnership, please sign in partnership name by an authorized person.